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                                                                    EXHIBIT 10.E

                         CERTIFIED COPY OF RESOLUTION
                           THE BOARD OF DIRECTORS OF
                             TORCHMARK CORPORATION


     The undersigned Secretary of Torchmark Corporation (the "Company"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company on February 29, 2000:

          RESOLVED, that the director retirement benefit program be discontinued effective February 29, 2000 and directors with accrued but unpaid benefits under such program be allowed the opportunity to convert the present value of their expected retirement benefit thereunder to options in Company common stock; provided, however, that retired directors and advisory directors receiving payments pursuant to such program on February 29, 2000 shall continue to receive such retirement benefit payments in cash.

     The foregoing action of the Board of Directors of the Company is still in full force and effect this 6/th/ day of March, 2000.


                                               /s/ Carol A. McCoy
                                          ----------------------------------
                                          Carol A. McCoy
                                          Secretary